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                                                                    EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of PRG-Schultz International, Inc. (the "Company") on Form 10-K for the period ending December 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Cook, President, Chairman of the Board and Chief Executive Officer of the Company and I, Donald E. Ellis, Jr., Executive Vice President-Finance, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of the undersigned's knowledge: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       By:           /s/ JOHN M. COOK
                                            ------------------------------------
                                                       John M. Cook
March 5, 2004                                President, Chairman of the Board
                                                and Chief Executive Officer
                                               (Principal Executive Officer)



                                       By:           /s/ DONALD E. ELLIS, JR.
                                            ------------------------------------
                                                   Donald E. Ellis, Jr.
March 5, 2004                                Executive Vice President-Finance,
                                                Chief Financial Officer and
                                                         Treasurer
                                               (Principal Financial Officer)